Exhibit 99.1

News Release
First BanCorp Announces 1-For-15 Reverse Stock Split
SAN JUAN, Puerto Rico — January 5, 2011 — First BanCorp (the “Corporation”) [NYSE:FBP] announced today that, effective as of 12:01 am January 7, 2011, it is implementing a one-for-fifteen reverse stock split of all outstanding shares of its common stock.
At the Corporation’s Special Meeting of Stockholders held on August 24, 2010, shareholders approved an amendment to the Corporation’s Restated Articles of Incorporation to implement a reverse stock split at a ratio, to be determined by the Board of Directors in its sole discretion, within the range of one new share of common stock for 10 old shares and one new share for 20 old shares. As authorized, the Board has elected to effect a reverse stock split at a ratio of one-for-fifteen.
“We appreciate the support of our stockholders in granting our board the authority to effect a reverse stock split. After a thorough consideration of our options, the board determined that a reverse stock split of the Corporation’s common shares is in the best interest of stockholders,” commented Aurelio Aleman, President and Chief Executive Officer of First BanCorp. “A reverse stock split better positions the Corporation to accomplish its capital strategies and regain compliance with the NYSE listing rules.”
The one-for-fifteen reverse stock split automatically converts fifteen old shares of the Corporation’s common stock into one new share of common stock, and reduces the number of outstanding shares of common stock from approximately 320 million shares to approximately 21 million shares of common stock. The Corporation will not issue fractional shares in connection with the reverse stock split. For cases in which the reverse stock split results in any stockholder holding fractional shares, the stockholder will receive a cash payment (without interest) in lieu of such fractional shares. All outstanding options, warrants or other rights convertible into or exercisable for shares of common stock will be adjusted in accordance with their respective terms to account for the one-for-fifteen reverse stock split. The amount of authorized shares of common stock will not change as a result of the reverse stock split.
The Corporation’s common stock will begin trading on a post-reverse stock split basis when the market opens on Friday, January 7, 2011, and will continue to trade on the NYSE under the symbol “FBP.” Stockholders holding physical share certificates will receive instructions as to how to exchange existing share certificates for new certificates representing the post-reverse stock split shares. BNY Mellon Shareowner Services is serving as the Corporation’s Exchange Agent in connection with the reverse stock split.

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About First BanCorp
First BanCorp is the parent corporation of FirstBank Puerto Rico, a state-chartered commercial bank with operations in Puerto Rico, the Virgin Islands and Florida, and of FirstBank Insurance Agency. First BanCorp and FirstBank Puerto Rico all operate within U.S. banking laws and regulations. The Corporation operates a total of 170 branches, stand-alone offices and in-branch service centers throughout Puerto Rico, the U.S. and British Virgin Islands, and Florida. Among the subsidiaries of FirstBank Puerto Rico are First Federal Finance Corp., a small loan company; FirstBank Puerto Rico Securities, a broker-dealer subsidiary; First Management of Puerto Rico; and FirstMortgage, Inc., a mortgage origination company. In the U.S. Virgin Islands, FirstBank operates First Insurance VI, an insurance agency, and First Express, a small loan company. First BanCorp’s common and publicly-held preferred shares trade on the New York Stock Exchange under the symbols FBP, FBPPrA, FBPPrB, FBPPrC, FBPPrD and FBPPrE. Additional information about First BanCorp may be found at www.firstbankpr.com.
Safe Harbor This press release may contain “forward-looking statements” concerning the Corporation’s future economic performance. The words or phrases “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty as to whether the Corporation will complete the sale of approximately $350 million of equity so as to meet the remaining substantive condition necessary to compel the U.S. Treasury to convert into common stock the shares of Series G Preferred Stock that the Corporation issued to the U.S. Treasury; uncertainty about whether the Corporation will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “FED”) and the order dated June 2, 2010 (the “Order”) that the Corporation and FirstBank Puerto Rico entered into with the Federal Deposit Insurance Corporation (the “FDIC”) and the Office of the Commissioner of Financial Institutions of Puerto Rico (“OCIF”) that, among other things, require the Corporation to attain certain capital levels and reduce its special mention, classified, delinquent and non-accrual assets; uncertainty as to whether or not a definitive agreement providing for the sale of assets will be negotiated; uncertainty as to whether the Corporation will be able to complete future capital-raising efforts; uncertainty as to the availability of certain funding sources, such as retail brokered certificates of deposit; the risk of not being able to fulfill the Corporation’s cash obligations or pay dividends to its shareholders due to its inability to receive approval from the FED to

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receive dividends from FirstBank Puerto Rico; the risk of being subject to possible additional regulatory actions; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the increase in the levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; the Corporation’s reliance on brokered certificates of deposit and the Corporation’s ability to obtain, on a periodic basis, approval to issue brokered certificates of deposit to fund operations and provide liquidity in accordance with the terms of the Order; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and local regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to generate sufficient income to realize the benefit of the deferred tax asset; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; changes in the Corporation’s expenses associated with acquisitions and dispositions; the adverse effect of litigation; developments in technology; risks associated with further downgrades in the credit ratings of the

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Corporation’s long-term senior debt; general competitive factors and industry consolidation; risks associated with the depression of the price of the Corporation’s common stock, including the possibility of the Corporation’s common stock being delisted from the New York Stock Exchange; and the possible future dilution to holders of common stock resulting from additional issuances of common stock or securities convertible into common stock. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements.
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First BanCorp
Alan Cohen
Senior Vice President
Marketing and Public Relations
alan.cohen@firstbankpr.com
787.729.8256